UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2016

Basic Energy Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-32693	54-2091194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Cherry Street, Suite 2100
Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 334-4100

Not Applicable
(Former name or former address, if changed since last report.)
________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, (i) on August 31, 2016, Basic Energy Services, Inc. (“Basic”) and certain of its subsidiaries entered into the Temporary Limited Waiver and Consent (the “First Limited Waiver”) to the Term Loan Credit Agreement dated as of February 17, 2016 (the “Term Loan Agreement”), by and among Basic, as borrower, the lenders party thereto (the “Term Loan Lenders”) and U.S. Bank National Association, as administrative agent for the Term Loan Lenders (the “Term Loan Administrative Agent”), (ii) on September 1, 2016, Basic and certain of its subsidiaries entered into the Temporary Limited Waiver and Consent (the “Second Limited Waiver”) to the Term Loan Agreement, (iii) on September 13, 2016, Basic and certain of its subsidiaries entered into the Temporary Limited Waiver and Consent (the “Third Limited Waiver”) to the Term Loan Agreement, (iv) on September 14, 2016, Basic and certain of its subsidiaries entered into the Temporary Limited Waiver (the “ABL Limited Waiver”) to the Amended and Restated Credit Agreement dated as of November 26, 2014 (as subsequently amended, the “ABL Agreement”), by and among Basic, as borrower, the lenders party thereto (the “ABL Lenders”) and Bank of America, N.A., as administrative agent for the ABL Lenders (the “ABL Administrative Agent”), swing line lender and l/c issuer and (v) on September 14, 2016, Basic entered into the Forbearance (the “Forbearance”) among Basic, certain guarantors party thereto, and certain beneficial owners and/or investment advisors or managers of discretionary accounts for the holders or beneficial owners (the “Holders”) of Basic’s 7.75% Senior Notes due 2019 (the “2019 Notes”).

Amendment to Term Loan Credit Agreement Temporary Limited Waiver

On September 28, 2016, Basic entered into the First Amendment to Temporary Limited Waiver and Consent with respect to the Third Limited Waiver (the “Term Loan Waiver Amendment”). The Term Loan Waiver Amendment extends the termination of the Third Limited Waiver to the earliest to occur of (i) the occurrence or existence of any event of default under the Term Loan Agreement, other than certain events of default specified in the Third Limited Waiver, (ii) notice from the Term Loan Administrative Agent or the Required Lenders (as defined in the Third Limited Waiver) of the occurrence or existence of any Temporary Limited Waiver Default (as defined in the Third Limited Waiver), (iii) the later of October 16, 2016 or such later date as the Required Lenders and Basic may agree in their respective sole discretion or (iv) as of any date the unrestricted cash balances and cash equivalents of Basic and its consolidated subsidiaries is less than (a) at any time on or prior to October 3, 2016, $20,000,000, (b) at any time after October 3, 2016 and prior to the execution of a restructuring support agreement (the “RSA”) in connection with the commencement of an insolvency proceeding involving Basic and its affiliates, $10,000,000 plus an amount to be determined in good faith and by mutual agreement of Basic and the Term Loan Lenders on or prior to October 3, 2016 representing the professional fees and other fees and costs due or expected to be due in connection with the RSA and (c) upon execution of the RSA and anytime thereafter, $10,000,000 plus the excess, if any, of the amount agreed pursuant to clause (b) above minus the amount of such fees and costs actually paid in connection with the RSA. The Term Loan Waiver Amendment also amends the definition of “Temporary Limited Waiver Default” to include the termination of the RSA or amendment of the RSA that is adverse to the Term Loan Lenders.

Amendment to ABL Credit Agreement Temporary Limited Waiver

On September 28, 2016, Basic entered into the First Amendment to Temporary Limited Waiver with respect to the ABL Limited Waiver (the “ABL Waiver Amendment”). The ABL Waiver Amendment extends the termination of the ABL Limited Waiver to the earliest to occur of (i) the occurrence or existence of any event of default under the ABL Agreement, other than the event of default specified in the ABL Limited Waiver, (ii) notice from the ABL Administrative Agent or the Required Lenders (as defined in the ABL Limited Waiver) of the occurrence or existence of any Temporary Limited Waiver Default (as defined in the ABL Limited Waiver), (iii) the date on which the related forbearance of the 2019 Notes has terminated or (iv) the later of October 16, 2016 or such later date as the Required Lenders and Basic may agree in their respective sole discretion.

Amendment to 2019 Senior Notes Forbearance

On September 28, 2016, Basic entered into the First Amendment to Forbearance Agreement with respect to the Forbearance (the “Forbearance Amendment”), among Basic, certain guarantors party thereto, and Holders of 81% of the aggregate principal amount of the 2019 Notes. The Forbearance Amendment extends the termination of the Forbearance to the earliest to occur of (i) 11:59 p.m. (New York City time) on October 16, 2016, (ii) the occurrence of any event of default under the Indenture dated as of February 15, 2011, among Basic, the guarantors party thereto and Wilmington Trust, N.A., as successor trustee, other than the event of default specified in the Forbearance or (iii) five calendar days following Basic’s receipt of bona fide notice from any Holder of any breach of the conditions or agreements set forth in the Forbearance.

Copies of the Term Loan Waiver Amendment, the ABL Waiver Amendment and the Forbearance Amendment are filed as Exhibits 10.1, 10.2 and 10.3, respectively, hereto and are incorporated herein by reference. The above descriptions of the Term Loan Waiver Amendment, the ABL Waiver Amendment and the Forbearance Amendment are qualified in their entirety by the full text of such exhibits.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The descriptions of the Term Loan Waiver Amendment, the ABL Waiver Amendment and the Forbearance Amendment set forth above in Item 1.01 are incorporated by reference into this Item 2.03.

Item 3.03 Material Modification to Rights of Security Holders.

The description of the Forbearance Amendment set forth above in Item 1.01 is incorporated by reference into this Item 3.03.

Item 7.01 Regulation FD Disclosure.

On September 28, 2016, Basic issued a press release announcing entry into the Term Loan Waiver Amendment, the ABL Waiver Amendment and the Forbearance Amendment, as described above in Item 1.01. A copy of the press release is being furnished as Exhibit 99.1 hereto and is incorporated into this Item 7.01 by reference.

The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing of Basic’s under the Securities Act of 1933, as amended (the “Securities Act”), unless specifically identified therein as being incorporated therein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends affecting the financial condition of our business. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, among other things, the risk factors discussed in this Current Report and in our most recent Annual Report on Form 10-K and other factors, most of which are beyond our control. The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “plan,” “expect,” “indicate” and similar expressions are intended to identify forward-looking statements. All statements other than statements of current or historical fact contained in this Current Report are forward-looking statements. Although we believe that the forward-looking statements contained in this Current Report are based upon reasonable assumptions, the forward-looking events and circumstances discussed in this Current Report may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

	10.1	First Amendment to Temporary Limited Waiver and Consent dated as of September 28, 2016, among Basic, the guarantors party thereto, the Term Loan Lenders and U.S. Bank National Association.

	10.2	First Amendment to Temporary Limited Waiver dated as of September 28, 2016, among Basic, the guarantors party thereto, the ABL Lenders and Bank of America, N.A.

	10.3	First Amendment to Forbearance Agreement dated as of September 28, 2016, among Basic, the guarantors party thereto and the Holders.

	99.1	Press Release dated September 28, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Basic Energy Services, Inc.

Date: September 29, 2016	By:	/s/ Alan Krenek
Alan Krenek
Senior Vice President, Chief Financial Officer,
Treasurer and Secretary

EXHIBIT INDEX

(d)	Exhibits

	10.1	First Amendment to Temporary Limited Waiver and Consent dated as of September 28, 2016, among Basic, the guarantors party thereto, the Term Loan Lenders and U.S. Bank National Association.

	10.2	First Amendment to Temporary Limited Waiver dated as of September 28, 2016, among Basic, the guarantors party thereto, the ABL Lenders and Bank of America, N.A.

	10.3	First Amendment to Forbearance Agreement dated as of September 28, 2016, among Basic, the guarantors party thereto and the Holders.

	99.1	Press Release dated September 28, 2016.